Exhibit 10.1
SEVENTH AMENDMENT TO CREDIT AGREEMENT
          SEVENTH AMENDMENT TO CREDIT AGREEMENT, dated as of May 21, 2009 (this “Amendment”), among VISTEON CORPORATION, a Delaware corporation (the “Company”), each subsidiary of the Company party hereto as a borrower (together with the Company, each a “Borrower” and, collectively, the “Borrowers”), each other subsidiary of the Company party hereto, FORD MOTOR COMPANY (the “Lender”), as sole Lender and Swingline Lender, and JPMORGAN CHASE BANK, N.A. (“JPMorgan”), as Administrative Agent.
WITNESSETH:
          WHEREAS the Borrowers, the Lenders party thereto, and JPMorgan, as Administrative Agent, Issuing Bank and Swingline Lender, have entered into that certain Credit Agreement, dated as of August 14, 2006, as amended, supplemented or modified by that certain First Amendment to Credit Agreement and Consent, dated as of November 27, 2006, that certain Second Amendment to Credit Agreement and Consent, dated as of April 10, 2007, that certain Third Amendment to Credit Agreement, dated as of March 12, 2008, that certain Fourth Amendment and Limited Waiver to Credit Agreement and Amendment to Security Agreement, dated as of March 31, 2009, that certain Fifth Amendment to Credit Agreement dated as of May 13, 2009 and that certain Sixth Amendment to Credit Agreement dated as of May 13, 2009 (as so amended, supplemented or modified, the “Credit Agreement”); capitalized terms used herein and not otherwise defined shall have the respective meanings assigned to such terms in the Credit Agreement; and
          WHEREAS, the Borrowers, the Lender and the Swingline Lender desire to, and the Lender has directed the Administrative Agent to, amend the Credit Agreement as provided for herein on the terms and subject to the conditions set forth herein.
          NOW, THEREFORE, in consideration of the premises and the mutual covenants herein contained, the parties hereto hereby agree as follows:
ARTICLE I
AMENDMENTS
          Section 1.1 Amendment to Section 1.01. Section 1.01 of the Credit Agreement is hereby amended to insert the following new defined term in proper alphabetical order:
          “Cash Flow Forecast” has the meaning assigned to such term in Section 5.01.
          Section 1.2 Amendment to Section 5.01. Section 5.01 of the Credit Agreement is hereby amended by inserting the following new clause (j) immediately after clause (i) appearing therein, deleting the word “and” at the end of clause (i), and renumbering the existing clause (j) as clause (k):
“(j) Not less than 3 Business Days (or such shorter period as the Administrative Agent may agree) before any Investment made by the Borrowers in any Foreign Subsidiary not reflected in the Cash Flow Forecast of Borrower dated May 20, 2009 (“Cash Flow Forecast”), Borrower shall provide to the Administrative Agent a certificate of a Financial Officer detailing the amount of such Investment, the purpose of such Investment, the clause of Section 6.07 under which such

Investment is an exception to the general prohibition on Investments and the Foreign Subsidiary in which such Investment will be made.”
          Section 1.3 Amendment to Section 6.19. Section 6.19 of the Credit Agreement is hereby amended by inserting the following subsection at the end of such Section:
“(d) Minimum Liquidity. The Borrowers will not permit Minimum Liquidity at any time to be less than $210,000,000, which amount may be adjusted from time to time, in each case, at the request of the Borrower Representative and with the prior written consent of the Required Lenders.”
ARTICLE II
CONDITIONS TO CLOSING
          This Amendment shall become effective when the Borrowers, the Administrative Agent and the Required Lenders have delivered a duly executed counterpart of this Amendment to the Administrative Agent.
ARTICLE III
MISCELLANEOUS
          Section 3.1 Effect of Amendment. Except as expressly set forth herein, this Amendment shall not by implication or otherwise limit, impair, constitute a waiver of, or otherwise affect the rights and remedies of the Administrative Agent or any Lender under the Loan Documents, and shall not alter, modify, amend or in any way affect any of the terms, conditions, obligations, covenants or agreements contained in the Loan Documents, all of which are ratified and affirmed in all respects and shall continue in full force and effect. Nothing herein shall be deemed to entitle the Borrowers to consent to, or a waiver, amendment, modification or other change of, any of the terms, conditions, obligations, covenants or agreements contained in the Loan Documents in similar or different circumstances. All references to the Issuing Bank in the Loan Documents shall continue to refer to JPMorgan. This Amendment is a Loan Document executed pursuant to the Credit Agreement and shall be construed, administered and applied in accordance with the terms and provisions thereof. This Amendment shall constitute an amendment only and shall not constitute a novation with regard to the Credit Agreement or any other Loan Document.
          Section 3.2 No Representations by Lenders or Administrative Agent. The Borrowers hereby acknowledge that they have not relied on any representation, written or oral, express or implied, by any Lender or the Administrative Agent, other than those expressly contained herein, in entering into this Amendment.
          Section 3.3 Representations of the Borrowers. Each Borrower represents and warrants to the Administrative Agent and the Lenders (except that the Borrowers make no representation (i) as to the continued accuracy of the representation and warranty contained in Section 3.02 of the Credit Agreement and (ii) with respect to the second sentence of Section 3.07 of the Credit Agreement, the Specified Default (as defined in the Fourth Amendment and Limited Waiver)) that (a) the representations and warranties set forth in the Loan Documents (including with respect to this Amendment and the Credit Agreement as amended hereby) are true and correct in all material respects on and as of the date hereof with the same effect as though made on the date hereof, except to the extent that such representations and warranties expressly relate to an earlier date, in which event such representations and warranties were true

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and correct in all material respects as of such date, (b) other than the Specified Default ((as defined in the Fourth Amendment and Limited Waiver) no Default or Event of Default has occurred and is continuing, (c) the execution, delivery and performance of this Amendment and the performance of the Agreement as modified by this Amendment will not violate any provision of law, any order of any court or other agency of government, the formation or governing documents of any Borrower or any of its Subsidiaries, or any provision of any indenture, note, agreement or other instrument to which any Borrower or any of its Subsidiaries is a party, or by which it or any of its properties or assets are bound, (d) the execution, delivery and performance of this Amendment and the performance of the Agreement as modified by this Amendment will not be in conflict with, result in a breach of or constitute (with or without notice or passage of time) a default under any such indenture, note, agreement or other instrument, and (e) this Amendment constitutes, and any of the documents required herein will constitute upon execution and delivery, legal, valid, and binding obligations of each Borrower and each of their Subsidiaries party hereto or thereto, each enforceable in accordance with its terms.
          Section 3.4 Successors and Assigns. This Amendment shall be binding upon the parties hereto and their respective successors and assigns and shall inure to the benefit of the parties hereto and the successors and assigns of the Lenders and the Administrative Agent.
          Section 3.5 Headings; Entire Agreement. The headings and captions hereunder are for convenience only and shall not affect the interpretation or construction of this Amendment. This Amendment contains the entire understanding of the parties hereto with regard to the subject matter contained herein and supersedes all previous communications and negotiations with regard to the subject matter hereof. No representation, undertaking, promise, or condition concerning the subject matter hereof shall be binding upon the Administrative Agent or any other Secured Party unless clearly expressed in this Agreement or in the other documents referred to herein. No agreement which is reached herein shall give rise to any claim or cause of action except for breach of the express provisions of a legally binding written agreement.
          Section 3.6 Severability. The provisions of this Amendment are intended to be severable. If for any reason any provision of this Amendment shall be held invalid or unenforceable in whole or in part in any jurisdiction, such provision shall, as to such jurisdiction, be ineffective to the extent of such invalidity or unenforceability without in any manner affecting the validity or enforceability thereof in any other jurisdiction or the remaining provisions hereof in any jurisdiction.
          Section 3.7 Counterparts. This Amendment may be executed in any number of counterparts, all of which taken together shall constitute one and the same instrument, and any party hereto may execute this Amendment by signing any such counterpart. Delivery of an executed counterpart of a signature page to this Amendment by facsimile shall be effective as delivery of a manually executed counterpart of this Amendment.
          Section 3.8 Costs and Expenses. Subject to the terms set forth in Section 9.03 of the Credit Agreement, the Borrowers agree, jointly and severally, to reimburse the Administrative Agent for reasonable, documented out of pocket expenses incurred by the Administrative Agent and its Affiliates, including the reasonable documented fees and other reasonable charges and disbursements of one counsel for the Administrative Agent (and such other local and foreign counsel as shall be reasonably required), in connection with this Amendment.
          Section 3.9 Governing Law. The whole of this Amendment and the rights and obligations of the parties hereto shall be governed, construed and interpreted in accordance with the laws of the State of New York, but giving effect to federal laws applicable to national banks.

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Seventh Amendment to Visteon
Credit Agreement
          IN WITNESS WHEREOF, the undersigned have caused this Amendment to be duly executed and delivered as of the date first above written.

BORROWERS: VISTEON CORPORATION
By	/s/ Michael P. Lewis
	Name:	Michael P. Lewis
	Title:	Assistant Treasurer

ARS, INC.
By	/s/ Michael P. Lewis
	Name:	Michael P. Lewis
	Title:	Assistant Treasurer

FAIRLANE HOLDINGS, INC.
By	/s/ Michael P. Lewis
	Name:	Michael P. Lewis
	Title:	Assistant Treasurer

GCM/VISTEON AUTOMOTIVE SYSTEMS, LLC
By	/s/ Michael P. Lewis
	Name:	Michael P. Lewis
	Title:	Assistant Treasurer

GCM/VISTEON AUTOMOTIVE LEASING SYSTEMS, LLC
By	/s/ Michael P. Lewis
	Name:	Michael P. Lewis
	Title:	Assistant Treasurer

Seventh Amendment to Visteon
Credit Agreement

HALLA CLIMATE SYSTEMS ALABAMA CORP.
By	/s/ Michael P. Lewis
	Name:	Michael P. Lewis
	Title:	Assistant Treasurer

INFINITIVE SPEECH SYSTEMS CORP.
By	/s/ Michael P. Lewis
	Name:	Michael P. Lewis
	Title:	Assistant Treasurer

VISTEON REMANUFACTURING, INCORPORATED
By	/s/ Michael P. Lewis
	Name:	Michael P. Lewis
	Title:	Assistant Treasurer

SUNGLAS, LLC
By	/s/ Michael P. Lewis
	Name:	Michael P. Lewis
	Title:	Assistant Treasurer

VC AVIATION SERVICES, LLC
By	/s/ Michael P. Lewis
	Name:	Michael P. Lewis
	Title:	Assistant Treasurer

VC REGIONAL ASSEMBLY & MANUFACTURING, LLC
By	/s/ Michael P. Lewis
	Name:	Michael P. Lewis
	Title:	Assistant Treasurer

Seventh Amendment to Visteon
Credit Agreement

VISTEON AC HOLDINGS CORP.
By	/s/ Michael P. Lewis
	Name:	Michael P. Lewis
	Title:	Assistant Treasurer

VISTEON CLIMATE CONTROL SYSTEMS LIMITED
By	/s/ Michael P. Lewis
	Name:	Michael P. Lewis
	Title:	Assistant Treasurer

VISTEON DOMESTIC HOLDINGS, LLC
By	/s/ Michael P. Lewis
	Name:	Michael P. Lewis
	Title:	Assistant Treasurer

VISTEON FINANCIAL CORPORATION
By	/s/ Michael P. Lewis
	Name:	Michael P. Lewis
	Title:	Assistant Treasurer

VISTEON GLOBAL TECHNOLOGIES, INC.
By	/s/ Michael P. Lewis
	Name:	Michael P. Lewis
	Title:	Assistant Treasurer

VISTEON GLOBAL TREASURY, INC.
By	/s/ Michael P. Lewis
	Name:	Michael P. Lewis
	Title:	Assistant Treasurer

Seventh Amendment to Visteon
Credit Agreement

VISTEON INTERNATIONAL BUSINESS DEVELOPMENT, INC.
By	/s/ Michael P. Lewis
	Name:	Michael P. Lewis
	Title:	Assistant Treasurer

VISTEON LA HOLDINGS CORP.
By	/s/ Michael P. Lewis
	Name:	Michael P. Lewis
	Title:	Assistant Treasurer

VISTEON SYSTEMS, LLC
By	/s/ Michael P. Lewis
	Name:	Michael P. Lewis
	Title:	Assistant Treasurer

VISTEON TECHNOLOGIES, LLC
By	/s/ Michael P. Lewis
	Name:	Michael P. Lewis
	Title:	Assistant Treasurer

TYLER ROAD INVESTMENTS, LLC
By	/s/ Michael P. Lewis
	Name:	Michael P. Lewis
	Title:	Assistant Treasurer

MIG-VISTEON AUTOMOTIVE SYSTEMS, LLC
By	/s/ Michael P. Lewis
	Name:	Michael P. Lewis
	Title:	Assistant Treasurer

Seventh Amendment to Visteon
Credit Agreement

OASIS HOLDINGS STATUTORY TRUST
By:	U.S. Bank National Association (successor to State Street Bank and Trust Company of Connecticut, National Association), not in its individual capacity, but solely as trustee

By	/s/ David W. Doucette
	Name:	David W. Doucette
	Title:	Vice President

Seventh Amendment to Visteon
Credit Agreement

OTHER GRANTORS: VISTEON ASIA HOLDINGS, INC.
By	/s/ Michael P. Lewis
	Name:	Michael P. Lewis
	Title:	Assistant Treasurer

VISTEON AUTOMOTIVE HOLDINGS, LLC
By	/s/ Michael P. Lewis
	Name:	Michael P. Lewis
	Title:	Assistant Treasurer

VISTEON EUROPEAN HOLDINGS CORPORATION
By	/s/ Michael P. Lewis
	Name:	Michael P. Lewis
	Title:	Assistant Treasurer

VISTEON HOLDINGS, LLC
By	/s/ Michael P. Lewis
	Name:	Michael P. Lewis
	Title:	Assistant Treasurer

VISTEON INTERNATIONAL HOLDINGS, INC.
By	/s/ Michael P. Lewis
	Name:	Michael P. Lewis
	Title:	Assistant Treasurer

Seventh Amendment to Visteon
Credit Agreement

FORD MOTOR COMPANY, as Lender and Swingline Lender
By	/s/ Michael L. Seneski
	Name:	Michael L. Seneski
	Title:	Assistant Treasurer

Seventh Amendment to Visteon
Credit Agreement

JPMORGAN CHASE BANK, N.A. as Administrative Agent
By	/s/ Robert P. Kellas
	Name:	Robert P. Kellas
	Title:	Executive Director